Exhibit 99.1

UWM Holdings Corporation Announces
First Quarter 2023 Results
First Quarter Loan Origination Volume of $22.3 billion, including Purchase Volume of $19.2 billion
Best First Quarter Purchase Volume in Company History
Gain Margin up 80% from Prior Quarter
PONTIAC, MI, May 10, 2023 - UWM Holdings Corporation (NYSE: UWMC) (the "Company"), the publicly traded indirect parent of United Wholesale Mortgage (“UWM”), today announced its results for the first quarter ended March 31, 2023. Total loan origination volume for the first quarter was $22.3 billion, of which $19.2 billion was purchase volume. The Company reported a 1Q23 net loss of $138.6 million, inclusive of a $337 million decline in fair value of MSRs, and diluted loss per share of $0.13.

Mat Ishbia, Chairman and CEO of UWMC, said, "The results of the first quarter again demonstrate that UWM will do what we say we are going to do. We are on track with our plan and extremely well-positioned to take advantage of the next upcycle. Production volume was at the high end of our expectations, setting us up for a better 2023 than originally anticipated. We had another dominant purchase quarter. We continued to arm brokers with great new product launches, positioning them to win in any market environment, and bolstering channel growth. While we can't control interest rates or the effect of those fluctuations on our MSR portfolio, we can control our operational profitability and have demonstrated that our business model performs despite the natural cyclicality that occurs in the mortgage industry. I am excited for what UWM has in store for the rest of 2023 and beyond."

•Originations of $22.3 billion in 1Q23, compared to $25.1 billion in 4Q22 and $38.8 billion in 1Q22
•Purchase originations of $19.2 billion in 1Q23, compared to $21.7 billion in 4Q22 and $19.1 billion in 1Q22. Notably, that is the highest first quarter purchase volume in UWM history
•Total gain margin of 92 bps in 1Q23 compared to 51 bps in 4Q22 and 99 bps in 1Q22
•Adjusted EBITDA of $141.0 million in 1Q23 compared to $60.4 million in 4Q22 and $128.4 million in 1Q22
•Net loss of $138.6 million in 1Q23 compared to a net loss of $62.5 million in 4Q22 and $453.3 million of net income in 1Q22
•Total equity of $2.9 billion at March 31, 2023, compared to $3.2 billion at each of December 31, 2022, and March 31, 2022
•Unpaid principal balance of MSRs of $297.9 billion with a WAC of 3.66% at March 31, 2023, compared to $312.5 billion with a WAC of 3.64% at December 31, 2022, and $303.4 billion with a WAC of 3.04% at March 31, 2022
•Ended 1Q23 with approximately $2.9 billion of available liquidity, including $1.0 billion of cash and self-warehouse, and $1.9 billion of available borrowing capacity, which includes $1.4 billion under lines of credit secured by agency and Ginnie Mae MSRs, and $500 million under an unsecured line of credit

Production and Income Statement Highlights (dollars in thousands, except per share amounts)

	Q1 2023	Q4 2022	Q1 2022
Loan origination volume(1)	$22,335,014	$25,126,844	$38,812,329
Total gain margin(1)(2)	0.92%	0.51%	0.99%
Net income (loss)	$(138,613)	$(62,484)	$453,287
Diluted EPS	(0.13)	(0.03)	0.22
Adjusted diluted EPS(3)	(0.07)	N/A	N/A
Adjusted net income(3)	(106,625)	(53,308)	352,008
Adjusted EBITDA(3)	140,994	60,393	128,407

(1)Key operational metric (see discussion below).
(2)Represents total loan production income divided by loan origination volume.
(3)Non-GAAP metric (see discussion and reconciliations below).
Balance Sheet Highlights as of Period-end (dollars in thousands)

	Q1 2023	Q4 2022	Q1 2022
Cash and cash equivalents	$740,063	$704,898	$901,174
Mortgage loans at fair value	4,800,259	7,134,960	5,208,167
Mortgage servicing rights	3,974,870	4,453,261	3,514,102
Total assets	10,947,716	13,600,625	10,990,953
Non-funding debt (1)	2,623,962	2,880,178	2,156,641
Total equity	2,874,542	3,171,693	3,166,242
Non-funding debt to equity (1)	0.91	0.91	0.68
 (1) Non-GAAP metric (see discussion and reconciliations below).

Mortgage Servicing Rights (dollars in thousands)

	Q1 2023	Q4 2022	Q1 2022
Unpaid principal balance	$297,906,035	$312,454,025	$303,425,697
Weighted average interest rate	3.66%	3.64%	3.04%
Weighted average age (months)	18	16	12
Technology and Loan Product Launches
•TRAC Enhancement - added two additional settlement agents to our Title Review and Closing ("TRAC") program. Now loan officers can choose from three UWM-approved settlement agents and pay a low flat fee

•Control Your Price - launched Control Your Price, a pricing incentive that gives brokers access to 125 basis points to use when and where they need it, up to 40 basis points per loan

•One-Time Close New Construction Loans - released One-Time Close New Construction loans, making the new-build period as seamless as possible with one closing and one interest rate

Operational Highlights
•Achieved highest ever Net Promoter Score of +90.4 in 1Q23, up from +87.8 in 1Q22
•Our 0.98% 60+ days delinquency as of March 31, 2023, was significantly better than the industry average of 1.6%1, highlighting our strong credit quality

1 Source: CoreLogic (as of January 2023).

Product and Investor Mix - Unpaid Principal Balance of Originations (dollars in thousands)

Purchase:	Q1 2023	Q4 2022	Q1 2022
Conventional	$12,969,966	$15,030,972	$13,297,954
Government	5,623,050	6,135,366	4,272,747
Jumbo and other	652,780	484,098	1,532,197
Total Purchase	$19,245,796	$21,650,436	$19,102,898

Refinance:	Q1 2023	Q4 2022	Q1 2022
Conventional	$1,869,911	$2,254,680	$15,597,602
Government	941,775	1,005,048	3,409,198
Jumbo and other	277,532	216,680	702,631
Total Refinance	$3,089,218	$3,476,408	$19,709,431
Total Originations	$22,335,014	$25,126,844	$38,812,329
Mat Ishbia, Chairman and CEO of UWMC, also said, “UWM is firing on all cylinders right now. Our product portfolio is very strong; we are currently hiring in large numbers, and margins are healthy.”
Second Quarter 2023 Outlook
We anticipate second quarter production to be in the $23 to $30 billion range, with gain margin from 75 to 100 basis points.
Dividend
Subsequent to March 31, 2023, for the tenth consecutive quarter, the Company's Board of Directors declared a cash dividend of $0.10 per share on the outstanding shares of Class A common stock. The dividend is payable on July 11, 2023, to stockholders of record at the close of business on June 21, 2023. Additionally, the Board approved a proportional distribution to SFS Corp., which is payable on or about July 11, 2023.
Earnings Conference Call Details
As previously announced, the Company will hold a conference call for financial analysts and investors on Wednesday, May 10, at 10:30 AM ET to review the results and answer questions. Interested parties may register for a toll-free dial-in number by visiting:
•https://conferencingportals.com/event/tdzzjFGz
Please dial in at least 15 minutes in advance to ensure a timely connection to the call. Audio webcast, taped replay and a transcript will be available on the Company's investor relations website at https://investors.uwm.com/.
Key Operational Metrics
“Loan origination volume” and “Total gain margin” are key operational metrics that the Company's management uses to evaluate the performance of the business. “Loan origination volume” is the aggregate principal of the residential mortgage loans originated by the Company during a period. “Total gain margin” represents total loan production income divided by loan origination volume for the applicable periods.
Non-GAAP Metrics
The Company's net income does not reflect the income tax provision that would otherwise be reflected if 100% of the economic interest in UWM was owned by the Company. Therefore, for comparison purposes, the Company provides “Adjusted net income,” which is our pre-tax income adjusted for a 23.63% and 23.03% estimated annual effective tax rate for the periods during 2023 and 2022, respectively. “Adjusted net income” is a non-GAAP metric. "Adjusted diluted EPS" is defined as "Adjusted net income" divided by the weighted average number of shares of Class A common stock outstanding for the applicable period, assuming the exchange and conversion of all outstanding Class D common stock for Class A common stock, and is calculated and presented for periods in which the assumed exchange and conversion of Class D common stock to Class A common stock is anti-dilutive to EPS.
We also disclose Adjusted EBITDA, which we define as earnings before interest expense on non-funding debt, provision for income taxes, depreciation and amortization, stock-based compensation expense, the change in fair value of MSRs due to valuation inputs or assumptions, the impact of non-cash deferred compensation expense, the change in fair value of the Public and Private Warrants, the change in Tax Receivable Agreement liability and the change in fair value of retained investment securities. We exclude the change in Tax Receivable Agreement liability, the change in fair value of the Public and Private Warrants, the change in fair value of retained investment securities, and the change in fair value of MSRs due to valuation inputs or assumptions, as these represent non-cash, non-realized adjustments to our earnings, which is not indicative of our performance or results of operations. Adjusted EBITDA includes interest expense on funding facilities, which are recorded as a component of interest expense, as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on non-funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA.

In addition, we disclose “Non-funding debt” and the “Non-funding debt to equity ratio” as a non-GAAP metric. We define “Non-funding debt” as the total of the Company's senior notes, lines of credit, borrowings against investment securities, equipment note payable, and finance leases and the “Non-funding debt-to-equity ratio” as total non-funding debt divided by the Company’s total equity.

Management believes that these non-GAAP metrics provide useful information to investors. These measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies.

The following tables set forth the reconciliations of these non-GAAP financial measures to their most directly comparable financial measure calculated in accordance with GAAP (dollars in thousands, except per share amounts):

Adjusted net income	Q1 2023	Q4 2022	Q1 2022
Earnings before income taxes	$(139,616)	$(69,258)	$457,332
Impact of estimated annual effective tax rate of 23.63% and 23.03% for periods during 2023 and 2022, respectively	32,991	15,950	(105,324)
Adjusted net income	$(106,625)	$(53,308)	$352,008

Adjusted diluted EPS	Q1 2023
Diluted weighted average Class A common stock outstanding	92,920,794
Assumed pro forma conversion of Class D common stock (1)	1,502,069,787
Adjusted diluted weighted average shares outstanding (1)	1,594,990,581

Adjusted net income	$(106,625)
Adjusted diluted EPS	(0.07)

(1) Reflects the pro forma exchange and conversion of antidilutive Class D common stock to Class A common stock.

Adjusted EBITDA	Q1 2023	Q4 2022	Q1 2022
Net income	$(138,613)	$(62,484)	$453,287
Interest expense on non-funding debt	42,703	43,611	29,558
Provision for income taxes	(1,003)	(6,774)	4,045
Depreciation and amortization	11,670	11,713	10,915
Stock-based compensation expense	2,482	2,055	1,828
Change in fair value of MSRs due to valuation inputs or assumptions	222,915	71,865	(390,980)
Deferred compensation, net	1,081	461	12,252
Change in fair value of Public and Private Warrants	2,098	54	(4,132)
Change in Tax Receivable Agreement liability	250	—	700
Change in fair value of investment securities	(2,589)	(108)	10,934
Adjusted EBITDA	$140,994	$60,393	$128,407

Non-funding debt and non-funding debt to equity	Q1 2023	Q4 2022	Q1 2022
Senior notes	$1,985,319	$1,984,336	$1,981,106
Borrowings against investment securities	101,345	101,345	118,786
Secured lines of credit	500,000	750,000	—
Equipment note payable	486	992	1,803
Finance lease liability	36,812	43,505	54,945
Total non-funding debt	$2,623,962	$2,880,178	$2,156,640
Total equity	$2,874,542	$3,171,693	$3,166,242
Non-funding debt to equity	0.91	0.91	0.68
Cautionary Note Regarding Forward-Looking Statements

This press release and our earnings call include forward-looking statements. These forward-looking statements are generally identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict” and similar words indicating that these reflect our views with respect to future events. Forward-looking statements in this press release and our earnings call include statements regarding: (1) our position amongst our competitors and ability to capture market share; (2) growth of the wholesale and broker channels, the impact of our strategies on such growth and the benefits to our business of such growth; (3) our growth and strategies to remain the leading mortgage lender, and the timing and drivers of that growth; (4) the benefits and liquidity of our MSR portfolio; (5) our beliefs related to the amount and timing of our dividend; (6) our foundation for success and strategies growth and the drivers of that growth; (7) our expectations related to production and margin in the second quarter of 2023; (8) the benefits of our business model and strategies, including our “Game On” and “All In” initiatives, and their impact on our results and the industry in 2023 and beyond; (9) our performance in shifting market conditions and the comparison of such performance against our competitors; (10) our ability to produce results in future years at or above prior levels or expectations, and our strategies for producing such results; (11) our position and ability to capitalize on market opportunities and the impacts to our results; (12) our investments in technology and the impact to our operations and financial results and (13) our purchase production and product portfolio. These statements are based on management’s current expectations, but are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results materially differ from those stated or implied in the forward-looking statements, including; (i) UWM’s dependence on macroeconomic and U.S. residential real estate market conditions, including changes in U.S. monetary policies that affect interest rates; (ii) UWM’s reliance on its warehouse and MSR facilities and the risk of a decrease in the value of the collateral underlying certain of its facilities causing an unanticipated margin call; (iii) UWM’s ability to sell loans in the secondary market; (iv) UWM’s dependence on the government-sponsored entities such as Fannie Mae and Freddie Mac; (v) changes in the GSEs, FHA, USDA and VA guidelines or GSE and Ginnie Mae guarantees; (vi) UWM’s dependence on Independent Mortgage Advisors to originate mortgage loans; (vii) the risk that an increase in the value of the MBS UWM sells in forward markets to hedge its pipeline may result in an unanticipated margin call; (viii) UWM’s inability to continue to grow, or to effectively manage the growth of its loan origination volume; (ix) UWM’s ability to continue to attract and retain its broker relationships; (x) UWM’s ability to implement technological innovation; (xi) UWM’s ability to continue to comply with the complex state and federal laws, regulations or practices applicable to mortgage loan origination and servicing in general; and (xii) other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission including those under “Risk Factors” therein. With respect to expectations regarding the share repurchase program, the amount and timing of share repurchases will depend upon, among other things, market conditions, share price, liquidity targets and regulatory requirements. We wish to caution readers that certain important factors may have affected and could in the future affect our results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of us. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

About UWM Holdings Corporation and United Wholesale Mortgage

Headquartered in Pontiac, Michigan, UWM Holdings Corporation (UWMC) is the publicly traded indirect parent of United Wholesale Mortgage, LLC (“UWM”). UWM is the nation’s largest home mortgage lender, despite exclusively originating mortgage loans through the wholesale channel. UWM has been the largest wholesale mortgage lender for eight consecutive years and is also the largest purchase lender in the nation. With a culture of continuous innovation of technology and enhanced client experience, UWM leads the market by building upon its proprietary and exclusively licensed technology platforms, superior service and focused partnership with the independent mortgage broker community. UWM originates primarily conforming and government loans across all 50 states and the District of Columbia. For more information, visit uwm.com or call 800-981-8898. NMLS #3038.

For inquiries regarding UWM, please contact:
INVESTOR CONTACT	MEDIA CONTACT
BLAKE KOLO	NICOLE ROBERTS
InvestorRelations@uwm.com	Media@uwm.com

UWM HOLDINGS CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except shares and per share amounts)

	March 31, 2023	December 31, 2022
Assets	(Unaudited)
Cash and cash equivalents	$740,063	$704,898
Mortgage loans at fair value	4,800,259	7,134,960
Derivative assets	61,136	82,869
Investment securities at fair value, pledged	114,275	113,290
Accounts receivable, net	433,747	383,147
Mortgage servicing rights	3,974,870	4,453,261
Premises and equipment, net	152,428	152,477
Operating lease right-of-use asset, net (includes $101,146 and $102,322 with related parties)	102,923	104,181
Finance lease right-of-use asset (includes $26,351 and $26,867 with related parties)	38,320	42,218
Loans eligible for repurchase from Ginnie Mae	440,775	345,490
Other assets	88,920	83,834
Total assets	$10,947,716	$13,600,625
Liabilities and Equity
Warehouse lines of credit	$4,259,834	$6,443,992
Derivative liabilities	62,742	49,748
Secured line of credit	500,000	750,000
Borrowings against investment securities	101,345	101,345
Accounts payable, accrued expenses and other	416,818	439,719
Accrued distributions and dividends payable	159,517	159,465
Senior notes	1,985,319	1,984,336
Operating lease liability (includes $108,234 and $109,473 with related parties)	110,012	111,332
Finance lease liability (includes $27,460 and $27,857 with related parties)	36,812	43,505
Loans eligible for repurchase from Ginnie Mae	440,775	345,490
Total liabilities	8,073,174	10,428,932
Equity:
Preferred stock, $0.0001 par value - 100,000,000 shares authorized, none issued and outstanding as of March 31, 2023 or 2022	—	—
Class A common stock, $0.0001 par value - 4,000,000,000 shares authorized, 93,101,971 and 92,575,974 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	9	9
Class B common stock, $0.0001 par value - 1,700,000,000 shares authorized, none issued and outstanding as of March 31, 2023 or 2022	—	—
Class C common stock, $0.0001 par value - 1,700,000,000 shares authorized, none issued and outstanding as of March 31, 2023 or 2022	—	—
Class D common stock, $0.0001 par value - 1,700,000,000 shares authorized, 1,502,069,787 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	150	150
Additional paid-in capital	1,036	903
Retained earnings	122,136	142,500
Non-controlling interest	2,751,211	3,028,131
Total equity	2,874,542	3,171,693
Total liabilities and equity	$10,947,716	$13,600,625

UWM HOLDINGS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except shares and per share amounts)
(Unaudited)

	For the three months ended
	March 31, 2023	December 31, 2022	March 31, 2022
Revenue
Loan production income	$205,424	$129,180	$383,871
Loan servicing income	218,557	217,225	198,565
Change in fair value of mortgage servicing rights	(337,287)	(150,808)	171,963
Interest income	74,580	106,837	67,395
Total revenue, net	161,274	302,434	821,794
Expenses
Salaries, commissions and benefits	121,003	118,266	160,609
Direct loan production costs	16,483	17,396	26,718
Marketing, travel, and entertainment	17,210	22,976	12,837
Depreciation and amortization	11,670	11,713	10,915
General and administrative	34,619	49,668	38,323
Servicing costs	36,862	36,809	47,184
Interest expense	63,284	114,918	60,374
Other expense/(income)	(241)	(54)	7,502
Total expenses	300,890	371,692	364,462
Earnings before income taxes	(139,616)	(69,258)	457,332
(Benefit) provision for income taxes	(1,003)	(6,774)	4,045
Net (loss) income	(138,613)	(62,484)	453,287
Net (loss) income attributable to non-controlling interest	(126,672)	(62,207)	431,357
Net (loss) income attributable to UWMC	$(11,941)	$(277)	$21,930

Earnings (loss) per share of Class A common stock:
Basic	$(0.13)	$—	$0.24
Diluted	$(0.13)	$(0.03)	$0.22
Weighted average shares outstanding:
Basic	92,920,794	92,575,549	92,214,594
Diluted	92,920,794	1,594,645,336	1,594,284,381

Addendum to Exhibit 99.1

This addendum includes the Company's Consolidated Balance Sheets as of March 31, 2023, and the preceding four quarters and Statements of Operations for the quarter ended March 31, 2023, and the preceding four quarters for purposes of providing historical quarterly trending information to investors.

CONSOLIDATED BALANCE SHEETS
(in thousands, except shares and per share amounts)

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Assets	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
Cash and cash equivalents	$740,063	$704,898	$799,534	$958,656	$901,174
Mortgage loans at fair value	4,800,259	7,134,960	5,031,068	5,022,806	4,824,165
Derivative assets	61,136	82,869	385,348	125,079	241,932
Investment securities at fair value, pledged	114,275	113,290	115,079	125,193	138,417
Accounts receivable, net	433,747	383,147	556,153	350,090	617,608
Mortgage servicing rights	3,974,870	4,453,261	4,305,686	3,736,359	3,514,102
Premises and equipment, net	152,428	152,477	152,172	153,971	151,206
Operating lease right-of-use asset, net	102,923	104,181	101,377	102,533	103,670
Finance lease right-of-use asset	38,320	42,218	45,667	50,179	53,857
Loans eligible for repurchase from Ginnie Mae	440,775	345,490	310,149	309,577	384,002
Other assets	88,920	83,834	87,850	82,467	60,820
Total assets	$10,947,716	$13,600,625	$11,890,083	$11,016,910	$10,990,953
Liabilities and Equity
Warehouse lines of credit	$4,259,834	$6,443,992	$4,712,719	$4,497,353	$4,076,829
Derivative liabilities	62,742	49,748	215,330	93,958	115,430
Secured line of credit	500,000	750,000	—	—	—
Borrowings against investment securities	101,345	101,345	114,875	118,786	118,786
Accounts payable, accrued expenses and other	416,818	439,719	846,905	470,017	897,568
Accrued distributions and dividends payable	159,517	159,465	159,465	159,461	159,460
Senior notes	1,985,319	1,984,336	1,983,099	1,982,103	1,981,106
Operating lease liability	110,012	111,332	108,591	109,811	111,010
Finance lease liability	36,812	43,505	46,917	51,370	54,945
Loans eligible for repurchase from Ginnie Mae	440,775	345,490	310,149	310,149	309,577
Total liabilities	8,073,174	10,428,932	8,498,050	7,793,008	7,824,711
Equity:
Preferred stock, $0.0001 par value - 100,000,000 shares authorized, none issued and outstanding as of March 31, 2023 or 2022	—	—	—	—	—
Class A common stock, $0.0001 par value - 4,000,000,000 shares authorized, 93,101,971 and 92,575,974 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	9	9	9	9	9
Class B common stock, $0.0001 par value - 1,700,000,000 shares authorized, none issued and outstanding as of March 31, 2023 or 2022	—	—	—	—	—
Class C common stock, $0.0001 par value - 1,700,000,000 shares authorized, none issued and outstanding as of March 31, 2023 or 2022	—	—	—	—	—
Class D common stock, $0.0001 par value - 1,700,000,000 shares authorized, 1,502,069,787 shares issued and outstanding as of March 31, 2023 and December 31, 2022	150	150	150	150	150
Additional paid-in capital	1,036	903	784	669	542
Retained earnings	122,136	142,500	141,194	137,955	138,834
Non-controlling interest	2,751,211	3,028,131	3,249,896	3,085,119	3,026,707
Total equity	2,874,542	3,171,693	3,392,033	3,223,902	3,166,242
Total liabilities and equity	$10,947,716	$13,600,625	$11,890,083	$11,016,910	$10,990,953

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except shares and per share amounts)
(Unaudited)

	For the three months ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Revenue
Loan production income	$205,424	$129,180	$172,402	$296,535	$383,871
Loan servicing income	218,557	217,225	196,781	179,501	198,565
Change in fair value of mortgage servicing rights	(337,287)	(150,808)	236,780	26,169	171,963
Interest income	74,580	106,837	78,210	62,020	67,395
Total revenue, net	161,274	302,434	684,173	564,225	821,794
Expenses
Salaries, commissions and benefits	121,003	118,266	135,028	138,983	160,609
Direct loan production costs	16,483	17,396	20,498	25,757	26,718
Marketing, travel, and entertainment	17,210	22,976	17,730	20,625	12,837
Depreciation and amortization	11,670	11,713	11,426	11,181	10,915
General and administrative	34,619	49,668	51,649	39,909	38,323
Servicing costs	36,862	36,809	37,596	44,435	47,184
Interest expense	63,284	114,918	73,136	57,559	60,374
Other expense/(income)	(241)	(54)	6,729	9,562	7,502
Total expenses	300,890	371,692	353,792	348,011	364,462
Earnings before income taxes	(139,616)	(69,258)	330,381	216,214	457,332
(Benefit) provision for income taxes	(1,003)	(6,774)	4,771	769	4,045
Net (loss) income	(138,613)	(62,484)	325,610	215,445	453,287
Net (loss) income attributable to non-controlling interest	(126,672)	(62,207)	313,914	207,079	431,357
Net (loss) income attributable to UWMC	$(11,941)	$(277)	$11,696	$8,366	$21,930

Earnings (loss) per share of Class A common stock:
Basic	$(0.13)	$—	$0.13	$0.09	$0.24
Diluted	$(0.13)	$(0.03)	$0.13	$0.09	$0.22
Weighted average shares outstanding:
Basic	92,920,794	92,575,549	92,571,886	92,533,620	92,214,594
Diluted	92,920,794	1,594,645,336	92,571,886	92,533,620	1,594,284,381